EXHIBIT 23.2


                  INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference in this Registration
Statement of Graham Corporation on Form S-8 of our reports dated
May 16, 2003, appearing in the Annual Report on Form 10-K of
Graham Corporation for the year ended March 31, 2003.


/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

Rochester, New York

March 9, 2004